UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

BETTER THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39864	85-3472546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

548 Market Street #49404 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 887-2311

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Current Report on Form 8-K/A”) amends the Current Report on Form 8-K of Better Therapeutics, Inc., f/k/a Mountain Crest Acquisition Corp. II, a Delaware corporation (the “Company” or “Combined Entity” or “MCAD”), filed on November 3, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination between the Company and Better Therapeutics OpCo, Inc., f/k/a Better Therapeutics, Inc., a Delaware corporation (“BTX”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Report.

This Current Report on Form 8-K/A is being filed in order to include (a) the unaudited pro forma condensed combined financial information for the Company as of and for the nine months ended September 30, 2021, (b) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of BTX for the three and nine months ended September 30, 2021 and 2020 and (c) the unaudited condensed consolidated financial statements of BTX as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020.

This Current Report on Form 8-K/A does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Item 9.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The unaudited financial statements of BTX as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of BTX for the three and nine months ended September 30, 2021 and 2020.

The unaudited financial statements of the Company as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020, and the related notes thereto are incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (the “Form 10-Q”). Also incorporated herein by reference to the Form 10-Q is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three and nine months ended September 30, 2021 and 2020.

(b) Pro Forma Financial Information.

Certain unaudited pro forma condensed combined financial information for the Company as of and for the nine months ended September 30, 2021 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information of the Company as of September 30, 2021 and for the nine months ended September 30, 2021.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of BTX for the three and nine months ended September 30, 2021 and 2020.

99.3	Unaudited financial statements of BTX as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Better Therapeutics, Inc.

Dated: November 24, 2021	By:	/s/ Mark Heinen
	Name:	Mark Heinen
	Title:	Chief Financial Officer